PROPERTY AND EQUIPMENT (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Total property and equipment	$ 88,514	$ 36,688
Less accumulated depreciation and amortization	(9,361)	(91)
Property and equipment, net	79,153	36,597
Air conditioning equipment [Member]
Total property and equipment	21,496	0
Office Equipment [Member]
Total property and equipment	22,241	13,457
Leasehold improvements[Member]
Total property and equipment	$ 44,777	$ 23,231